                    FIRST AMENDMENT TO AMENDED AND RESTATED
                            STOCKHOLDERS AGREEMENT

     This First Amendment to Amended and Restated Stockholders Agreement is made by and among Crown Castle International Corp., a Delaware corporation and previously Castle Tower Holding Corp.(the "Company"), Edward C. Hutcheson, Jr., Ted B. Miller, Jr., Robert A. Crown and Barbara Crown (collectively, the "Stockholders" and individually, a "Stockholder") and the undersigned persons listed below under Investors (collectively, the "Investors" and individually, the "Investor"), to wit:

     WHEREAS, the Company, Stockholders and Investors are parties to an Amended and Restated Stockholders Agreement ("Stockholders Agreement") dated August 15, 1997 relating to the imposition of certain rights, restrictions and obligations relating to stock of the Company;

     WHEREAS, the Company, Stockholders and Investors desire to amend Sections 3.01(a), 5.03, 5.19 and 7.01(a) of the Stockholders Agreement and add a Section
3.05 to the Stockholders Agreement relating to the name of the Company and its principal subsidiary in the United States; and

     WHEREAS, the Company, Stockholders and Investors desire to evidence such Agreement in writing.

     NOW, THEREFORE, the Company, Stockholders and Investors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

     (1) Section 3.01 of the Stockholders Agreement is amended to change the target minimum ownership percentage in such section from "5%" to "2 1/2%" and shall read as follows:

          "Section 3.01.  Designation of Nominees by Crowns and by Investors.
                          --------------------------------------------------
     (a) So long as the Crowns or their transferees under Section 2.01(b) and
     (c) (the "Crown Related Transferees") shall have in the aggregate a 2 1/2%
               -------------------------
     or greater interest in the Common Stock of the Company, Robert A. Crown, Barbara Crown and/or the Crown Related Transferees (collectively, the

     "Nominating Group" and, individually, a "Nominating Person") shall have the
     -----------------                        -----------------
     right to designate one nominee for election as a director of the Company (a "Crown Nominee"). At least ten days prior to any meeting, or written
      -------------
     action in lieu of a meeting, of Stockholders of the Company at or by which directors are to be elected, the Nominating Group or a Nominating Person shall notify the Company and the Investors in writing of the Crown Nominee designated by the Nominating Group or a Nominating Person for election as a director. In the absence of any such notification, it shall be presumed that the then incumbent Crown Nominee has been redesignated as the Crown Nominee. In the event that no such nomination is made by the Nominating Group and either (i) no then incumbent Crown Nominee exists or (ii) the then incumbent Crown Nominee does not intend to serve as a director of the Company for the upcoming year, Robert A. Crown shall be nominated for election without any further action. The initial Crown Nominee is Robert
     A. Crown."

     (2) Section 3.05 relating to the "Crown Castle" and "Crown Communication Inc." names is added to the Stockholders Agreement and shall read as follows:

     "3.05  Company Name.  So long as the Crowns or the Crown Related
            ------------
     Transferees shall have in the aggregate a 2 1/2% or greater interest in the Common Stock or they otherwise consent in writing, the Company covenants and agrees (subject to the limitations below) to use its best efforts to
     (i) retain a name beginning with "Crown Castle", (ii) retain or cause the name of its principal Affiliate owning communication towers in the United States to be "Crown Communication Inc.", and (iii) upon a merger, consolidation, amalgamation, roll-up or any other transaction with a similar effect involving the Company (including, without limitation, a merger or roll-up involving Castle Transmission Services (Holdings) Ltd. or any of its Affiliates), to cause the successor or surviving entity to retain or have a name beginning with "Crown Castle". Notwithstanding the above, the above covenants and agreement shall not (a) require the Company (including any successor entity), any stockholder of the Company or member of the Board to incur any costs, expenses or losses of any nature or amount including, without limitation, losses relating to a potential corporate opportunity or foregone stockholder value (price, content or any other item), (b) prevent or delay the Company (including any successor entity) from consummating or negotiating any proposed transaction or (c) require any member of the Board to breach any duty and obligation to the Company or its stockholders. Consent of the Crowns and the Crown Related Transferees shall be deemed given if written consent is obtained from the Crowns and the Crown Related Transferees holding more than 50% of the Common Stock held by such persons at the time of determination."

     (3) Section 5.03 of the Stockholders Agreement is amended to delete the requirement to obtain life insurance on the life of David L. Ivy and shall read as follows:

          "Section 5.03 Properties, Business, Insurance.  The Company shall
                        -------------------------------
     maintain and cause each of its Subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall also maintain in effect "key person" life insurance policies, payable to the Company, on the life of each of Ted B. Miller, Jr. and Robert A. Crown (so long as each remains an employee of the Company), in the amount of $2,000,000 each. The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy. If requested by the Purchasers holding at least a majority of the outstanding Preferred Shares, the Company will add one designee of such Purchasers as a notice party for each such policy and shall request that the issuer of each policy provide such designee with ten days' notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof."

     (4) Section 5.19 of the Stockholders Agreement is amended to include a reservation of shares of Senior Convertible Preferred Stock of the Company issuable as dividends pursuant to paragraph 3 of Section II of Article Fourth of the Certificate of Incorporation of the Company as amended by the Certificate of Amendment of Certificate of Incorporation filed October 31, 1997 and shall read as follows:

          "Section 5.19 Reserve for Shares Issued Upon Conversion or as Stock
                        -----------------------------------------------------
     Dividends. The Company shall at all times reserve and keep available out of
     ---------
     its authorized but unissued shares of Class B Stock and Senior Convertible Preferred Stock, for the purpose of effecting the conversion of the Preferred Shares and the distribution of stock dividends on the Senior Convertible Preferred Stock and otherwise to comply with the terms of this Agreement, such number of its duly authorized shares of Common Stock and Senior Convertible Preferred Stock as shall be sufficient to effect the conversion of the Preferred Shares from time to time outstanding and stock dividend distributions on the Senior Convertible Preferred Stock from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock and Senior Convertible Preferred Stock shall not be sufficient to effect the conversion or distribution of or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock and Senior Convertible Preferred Stock, as applicable, to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by, or make any filing with, any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares and the issuance of shares of Senior

     Convertible Preferred Stock upon stock dividend distributions relating to Senior Convertible Preferred Stock."

     (5) Section 7.01 of the Stockholders Agreement is amended to change the target minimum ownership percentage from "5%" to "2 1/2%" and shall read as follows:

          "Section 7.01.  Term.  Other than (a) Section 3.01(a), (c), (e) and
                          ----
     Section 3.05, which shall continue in effect for so long as the Crowns or the Crown Related Transferees shall have in the aggregate a 2 1/2% or greater interest in the Common Stock of the Company and (b) Article VI hereof, this Agreement shall terminate immediately prior to the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act, which offering has been approved by a majority of the Board (including the approval of at least 66 2/3% of the directors nominated by the holders of the Preferred Shares and the Nominating Group, considered as a group)."

     (6) The Stockholder Agreement shall continue in full force and effect except as amended by this First Amendment to the Stockholders Agreement.

     EXECUTED effective the 28th day of January, 1998, in multiple originals and counterparts.


                         COMPANY:

                         CROWN CASTLE INTERNATIONAL CORP.

                         By: /s/ David L. Ivy
                            --------------------------------------------
                         Name: David L. Ivy
                              ------------------------------------------
                         Title: President
                               -----------------------------------------


                         STOCKHOLDERS:

                                /s/ Ted B. Miller, Jr.
                         -----------------------------------------
                                    Ted B. Miller, Jr.

                                /s/ Edward C. Hutcheson, Jr.
                         -----------------------------------------
                                    Edward C. Hutcheson, Jr.

                                /s/ Robert A. Crown
                         -----------------------------------------
                                    Robert A. Crown

                                /s/ Barbara A. Crown
                         -----------------------------------------
                                    Barbara A. Crown


                         INVESTORS:

                         BERKSHIRE FUND III, A Limited Partnership
                              By:   Third Berkshire Associates LP

                              By:   /s/ Garth H. Greimann
                                 ---------------------------------------
                                    Managing Member of Third Berkshire
                                    Managers LLC, the General Partner of
                                    Third Berkshire Associates LP, the
                                    general partner of Berkshire Fund III,
                                    A Limited Partnership.

                         BERKSHIRE FUND IV, Limited Partnership
                              By:   Fourth Berkshire Associates LLC
                                         General Partner

                              By: /s/ Garth H. Greimann
                                  -------------------------------------
                                      Garth H. Greimann, Managing Director


                         BERKSHIRE INVESTORS LLC

                         By:  /s/ Garth H. Greimann
                            ---------------------------------------------
                              a Managing Member


                         CENTENNIAL FUND IV, L.P.
                              By:   Centennial Holdings V, L.P., its
                                         General Partner

                              By: /s/ David C. Hull, Jr.
                                  ----------------------------------
                              Print: David C. Hull, Jr., General Partner


                         CENTENNIAL FUND V, L.P.
                              By:  Centennial Holdings V, L.P.,
                                         its General Partner

                              By: /s/ David C. Hull, Jr.
                                  ----------------------------------
                              Print: David C. Hull, Jr., General Partner

                         NASSAU CAPITAL PARTNERS II L.P.
                              By: Nassau Capital L.L.C.
                                         its General Partner

                                    By: /s/ Randall A. Hack
                                       ---------------------------------
                                         Randall A. Hack, Member


                         NAS PARTNERS I L.L.C.

                              By: /s/ Randall A. Hack
                                 ---------------------------------------
                                    Randall A. Hack, Member

                         FAY, RICHWHITE COMMUNICATIONS LIMITED

                         By: /s/ David Richwhite
                             ----------------------------------------
                                    ____________________,


                         PNC VENTURE CORP.

                         By: /s/ David McL. Hillman
                            --------------------------------------------
                         Print: David McL. Hillman
                               -----------------------------------------
                         Title: Exec VP
                               -----------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY




                         By: /s/ David B. Pinkerton
                            --------------------------------------------
                         Name: David B. Pinkerton
                              ------------------------------------------
                         Title: Vice President
                               -----------------------------------------


                         NEW YORK LIFE INSURANCE COMPANY

                         By: /s/ Steven M. Benevento
                            --------------------------------------------
                         Name: Steven M. Benevento
                              ------------------------------------------
                         Title: Director
                               -----------------------------------------

                         THE NORTHWESTERN MUTUAL LIFE
                         INSURANCE COMPANY

                         By: /s/ A. Kipp Koester
                            --------------------------------------------
                         Name: A. Kipp Koester
                              ------------------------------------------
                         Title: Its authorized representative
                               -----------------------------------------

                         HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                         By: /s/ Tim R. Palmer
                            --------------------------------------------
                         Name:  Tim R. Palmer
                              ------------------------------------------
                         Title: Authorized Signatory

                         By: /s/ Michael R. Eisenson
                            --------------------------------------------
                         Name: Michael R. Eisenson
                              ------------------------------------------
                         Title: Authorized Signatory


                         PRIME VIII, LP
                         By: Prime SKA I, LLC
                              its General Partner

                         By: /s/ R.W. Hughes
                            --------------------------------------------
                         Name:  R.W. Hughes
                              ------------------------------------------
                         Title: Managing Director
                               -----------------------------------------

                                /s/ Robert F. McKenzie
                         -----------------------------------------------
                                    Robert F. McKenzie

                                /s/ J. Landis Martin
                         -----------------------------------------------
                                    J. Landis Martin